SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): March 18, 2004


                          WILLIS GROUP HOLDINGS LIMITED
               (Exact name of Registrant as specified in Charter)

                BERMUDA                001-16503                  98-0352587
 (Jurisdiction of incorporation    (Commission File         (IRS Employer
  or organization)                 Number)                  Identification No.)



                               Ten Trinity Square
                            London EC3P 3AX, England
                    (Address of principal executive offices)

      Registrant's telephone number, including area code: +44 20 7488 8111

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 5.  Other Events

         On March 18, 2004, Willis Group Holdings Limited issued a press release announcing the exercise of the underwriters' over-allotment option to purchase 3,000,000 shares from Profit Sharing (Overseas), Limited Partnership, an affiliate of Kohlberg Kravis Roberts & Co. L.P., and Fisher Capital Corp. L.L.C. in the company's secondary offering. The press release is attached as Exhibit 99.1 hereto.


Item 7.           Financial Statements and Exhibits

         (c) The following document is filed as an exhibit to this report on Form 8-K:

99.1     Press Release dated March 18, 2004, of Willis Group Holdings Limited

                  .

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                            WILLIS GROUP HOLDINGS LIMITED

                                            By:  /s/ Mary E. Caiazzo
                                               ---------------------------------
                                                     Mary E. Caiazzo
                                                     Assistant General Counsel





Dated:  March 18, 2004

                                  EXHIBIT INDEX


Exhibit
Number            Title
------            -----

99.1              Press Release dated March 18, 2004, of Willis Group Holdings
                  Limited